JOINT FILER INFORMATION
                             -----------------------


Name:             City of London Investment Management Company Limited


Address:          10 Eastcheap
                  London EC3M ILX, England


Designated Filer: City of London Investment Group PLC


Issuer and Ticker Symbol:  The Taiwan Fund, Inc. ("TWN")


Statement for
  Month/Year:     August 2005


Signature:        City of London Investment Management Company Limited


                  By: /s/ Barry M Olliff
                      ------------------------------
                  Name: Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------


Name:             The Emerging World Fund


Address:          IFSC House
                  International Financial Services Centre
                  Dublin 1
                  Ireland


Designated Filer: City of London Investment Group PLC


Issuer and Ticker Symbol: The Taiwan Fund, Inc. ("TWN")


Statement for
  Month/Year:     August 2005


Signature:        City of London Investment Management Company Limited


                  By: /s/ Barry M Olliff
                      -----------------------------
                  Name: Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------


Name:             Global Emerging Markets Country Fund


Address:          10 Eastcheap
                  London EC3M ILX, England


Designated Filer: City of London Investment Group PLC


Issuer and Ticker Symbol: The Taiwan Fund, Inc. ("TWN")


Statement for
  Month/Year:     August 2005


Signature:        City of London Investment Management Company Limited


                  By: /s/ Barry M Olliff
                      -----------------------------
                  Name: Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------


Name:             Investable Emerging Markets Country Fund


Address:          10 Eastcheap
                  London EC3M ILX, England


Designated Filer: City of London Investment Group PLC


Issuer and Ticker Symbol: The Taiwan Fund, Inc. ("TWN")


Statement for
  Month/Year:     August 2005


Signature:        City of London Investment Management Company Limited


                  By: /s/ Barry M Olliff
                      ---------------------------------
                  Name: Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------


Name:             Emerging Markets Free Country Fund


Address:          10 Eastcheap
                  London EC3M ILX, England


Designated Filer: City of London Investment Group PLC


Issuer and Ticker Symbol: The Taiwan Fund, Inc. ("TWN")


Statement for
 Month/Year:      August 2005


Signature:        City of London Investment Management Company Limited


                  By: /s/ Barry M Olliff
                      -------------------------------
                  Name: Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------


Name:             GFM (Institutional) Emerging Markets Country Fund


Address:          20 Queen Street
                  West Suite 3206
                  Toronto, Ontario, MSH 3R3, Canada


Designated Filer: City of London Investment Group PLC


Issuer and Ticker Symbol: The Taiwan Fund, Inc. ("TWN")


Statement for
  Month/Year:     August 2005


Signature:        City of London Investment Management Company Limited


                  By: /s/ Barry M Olliff
                      -------------------------------
                  Name: Barry M Olliff, Director